EXHIBIT 10.20

Execution Version

This Agreement is subject to the terms of the Intercreditor Agreement dated as of October 27, 2011 among JPMorgan Chase Bank, N.A., as Administrative Agent for the First Priority Secured Parties, JPMorgan Chase Bank, N.A., as Administrative Agent for the Second Priority Secured Parties, Web.com Group, Inc., a Delaware corporation, as Borrower, and the Loan Parties referred to therein, as amended, modified or supplemented from time to time

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

made by

WEB.COM GROUP, INC.,

and certain of its Subsidiaries

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of October 27, 2011

SECTION 7.	THE ADMINISTRATIVE AGENT	19
7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc	19
7.2	Duty of Administrative Agent	21
7.3	Execution of Financing Statements	21
7.4	Authority of Administrative Agent	21

SECTION 8.	MISCELLANEOUS	22
8.1	Amendments in Writing	22
8.2	Notices	22
8.3	No Waiver by Course of Conduct; Cumulative Remedies	22
8.4	Enforcement Expenses; Indemnification	22
8.5	Successors and Assigns	22
8.6	Set-Off	23
8.7	Counterparts	23
8.8	Severability	23
8.9	Section Headings	23
8.10	Integration	23
8.11	GOVERNING LAW	23
8.12	Submission To Jurisdiction; Waivers	23
8.13	Acknowledgements	24
8.14	Additional Grantors	24
8.15	Releases	24

SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	Inventory and Equipment Locations
Schedule 6	Intellectual Property
Schedule 7	Commercial Tort Claims

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT, dated as of October 27, 2011, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Second Lien Credit Agreement, dated as of October 27, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Web.com Group, Inc. (the “Borrower”), the Lenders, the Co-Syndication Agents named therein, the Co-Documentation Agents named therein, and the Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1.         DEFINED TERMS

1.1           Definitions.  (a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

(b)           The following terms shall have the following meanings:

“Agreement”:  this Second Lien Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Bankruptcy Code”: Title 11 of the United States Code entitled “Bankruptcy”.

“Borrower Obligations”: Obligations as defined in the Credit Agreement.

“Collateral”:  as defined in Section 3.

“Collateral Account”:  any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Common Collateral”:  as defined in the Intercreditor Agreement.

“Copyrights”:  (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”:  any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”:  as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Disregarded Domestic Subsidiary Voting Stock”:  the voting Capital Stock of any Disregarded Domestic Subsidiary.

“Domain Names”:  domain names, URLs and Internet addresses.

“Excluded Collateral”: shall mean

(i)   all leasehold interests of any Grantor and any fee interest in any real property of any Grantor having a value (together with improvements thereof) less than $5,000,000;

(ii)  motor vehicles and other assets subject to certificates of title;

(iii) any asset only to the extent and for so long as the terms of any Requirement of Law of a Governmental Authority applicable thereto, validly prohibit the creation by a Grantor of a security interest in such asset in favor of the Administrative Agent (after giving effect to the New York UCC of any applicable jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity);

(iv)  margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States (“FRB”)) to the extent the creation of a security interest therein in favor of the Administrative Agent or the Collateral Agent will result in a violation of Regulation U issued by the FRB;

(v)  any United States intent-to-use trademark application to the extent and for so long as creation by any Grantor of a security interest therein would result in the forfeiture by such Grantor of its rights therein, unless and until acceptable evidence of use of the Trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(vi)  any Collateral with respect to which the Administrative Agent shall determine in its sole discretion that the cost of obtaining a security interest therein are excessive in relation to the value of the security to be afforded by;

(vii) Equipment owned by any Grantor on the date hereof or hereafter acquired and any proceeds thereof that is subject to a Lien securing a purchase money obligation or Capital Lease  Obligation permitted by the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment and proceeds; provided that notwithstanding anything to the contrary, the foregoing exclusion shall not apply (x) if any such prohibition has been waived or terminated or such other Person otherwise consented to the creation hereunder of a security interest in such Equipment, or (y) if any such prohibition is unenforceable under, or would be rendered ineffective pursuant to, Sections 9-406, 9-407 or 9-408 of the New York UCC as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity; provided, further, that notwithstanding anything to the contrary, immediately upon the ineffectiveness, lapse or termination of any such provision, such Grantor shall be deemed to have granted a security interest in, all its right, title and interests in and to such equipment as if such provision had never been in effect;

(viii) any Commercial Tort Claims of any Grantor with a value of less than $350,000;

(ix) any Capital Stock (other than Capital Stock of a wholly-owned Subsidiary) if the granting of a security interest in such Capital Stock is prohibited by the applicable organizational, joint venture, shareholder, stock purchase or similar agreements (after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity);

(x) any Foreign Subsidiary Voting Stock and Disregarded Domestic Subsidiary Voting Stock excluded from the definition of “Pledged Stock”; and

(xi) all Deposit Accounts and Securities Accounts.

“First Priority Obligations”:  as defined in the Intercreditor Agreement.

“First Priority Representative”:  as defined in the Intercreditor Agreement.

“First Priority Security Documents”:  as defined in the Intercreditor Agreement.

“Foreign Subsidiary Voting Stock”:  the voting Capital Stock of any Foreign Subsidiary.

“Guarantor Obligations”:  with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”:  the collective reference to each Grantor other than the Borrower.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Domain Names, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any Infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”:  any promissory note evidencing loans made by any Grantor or any of its Subsidiaries.

“Intercreditor Agreement”: the Intercreditor Agreement, dated as of the date hereof, among the Loan Parties, the Administrative Agent and the First Priority Representative.

“Investment Property”:  the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock, Disregarded Domestic Subsidiary Voting Stock and Capital Stock with respect to non-wholly owned subsidiaries and joint ventures, in each case excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”:  the collective reference to each issuer of any Investment Property.

“New York UCC”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”:  (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents”:  (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”:  all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Pledged Notes”:  all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Stock”:  the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall (i) more than 65% of the total (x) outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary and (y) Disregarded Domestic Subsidiary Voting Stock of any Disregarded Domestic Subsidiary and (ii) any certificated Collateral with respect to non-wholly-owned subsidiaries and joint ventures, in each case to the extent not permitted by such entity’s organizational or joint venture documents be required to be pledged hereunder.

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”:  any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Parties”:  the collective reference to the Administrative Agent, the Lenders and any affiliate of any Lender to which Borrower Obligations or Guarantor Obligations, as applicable, are owed.

“Securities Account”:  a securities account as defined in the Uniform Commercial Code of any applicable jurisdiction.

“Securities Act”:  the Securities Act of 1933, as amended.

“Trademarks”:  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, trade dress, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”:  any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

“Vehicles”:  all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state or a comparable federal law and all tires and other appurtenances to any of the foregoing.

1.2           Other Definitional Provisions.  (a)  The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2.         GUARANTEE

2.1           Guarantee.  (a)  Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

(e)           No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full and the Commitments are terminated.

2.2           Right of Contribution.  Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment.  Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

2.3           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4           Amendments, etc. with respect to the Borrower Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5           Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor.  For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

2.6           Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7           Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

SECTION 3.         GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Documents (other than title documents with respect to Vehicles);

(d)	all Equipment;

(e)	all Fixtures;

(f)	all General Intangibles;

(g)	all Instruments;

(h)	all Intellectual Property;

(i)	all Inventory;

(j)	all Investment Property;

(k)	all Letter-of-Credit Rights;

(l)	all Commercial Tort Claims;

(m)         all other property not otherwise described above (except for any property specifically excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above);

(n)	all books and records pertaining to the Collateral; and

(o)           to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in Excluded Collateral and the term “Collateral” (including all of the individual items comprising Collateral) shall not include, any Excluded Collateral.

SECTION 4.         REPRESENTATIONS AND WARRANTIES

 To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1          Title; No Other Liens.  Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.  For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor.  For purposes of this Agreement and the other Loan Documents, such licensing activity, in the ordinary course of business consistent with past practice, shall not constitute a “Lien” on such Intellectual Property.  Each of the Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.2           Perfected Liens.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and Liens created under the First Priority Security Documents.

4.3           Legal Name; Jurisdiction of Organization; Chief Executive Office.  (a)  As of the date hereof, the exact legal name of such Grantor as it appears on its certificate of incorporation (or other equivalent formation document) filed with the applicable state of federal governmental authority, as the case may be, all other legal names such Grantor has had at any time during the past five years together with the relevant name change and all trade name(s) or similar appellations in the operation of its business owned or used by such Grantor are specified on Schedule 4.  As of the date hereof, the type of organization of such Grantor is set forth on Schedule 4.  Except as set forth on Schedule 4, as of the date of hereof, such Grantor has not changed its identity or corporate structure in any way within the past five years.  If any such change has occurred within the past five years, Schedule 4 sets forth the information required by this Section 4.3(a) (other than with respect to the identification number from the jurisdiction of organization (if any), the Federal Employer Identification Number (or federal tax identification number) and chief executive office address) for any other business or organization as to which such Grantor became the successor by merger, consolidation, acquisition or otherwise, now or at any time during the past five years from the date hereof.  On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), the Federal Employer Identification Number (or federal tax identification number) and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.

(b)           Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and good standing certificate as of a date which is recent to the date hereof.

(c)           Except for Collateral acquired pursuant to mergers, consolidations or acquisitions set forth on Schedule 4, all Collateral has been originated by such Grantor in the ordinary course of business or consists of goods which have been acquired by such Grantor in the ordinary course of business from a person in the business of selling goods of that kind.

4.4           Inventory and Equipment; Books and Records.  On the date hereof, the Inventory and the Equipment held by any Grantor and having an aggregate book value at any location in excess of $350,000 (other than mobile goods) are kept at the locations listed on Schedule 5.  The books and records of such Loan Party pertaining to the Collateral are located at the addresses indicated for such Loan Party is set forth on Schedule 5 (if different from the chief executive office or sole place of business or principal residence specified on Schedule 4).

4.5           Investment Property.  (a)  As of the date hereof, Schedule 2 sets forth a true and correct list for such Grantor of (i) all of the issued and outstanding stock, partnership interests, limited liability company interests or other Capital Stock owned, beneficially or of record, by such Grantor, including (x) the Issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Capital Stock, (y) the percentage of such issued and outstanding stock, partnership interests, limited liability company interests or other Capital Stock, as applicable, pledged hereunder and (z) with respect to any certificate, whether such certificate is required to be delivered hereunder, (ii) each equity investment of such Grantor that represents 50% or less of the equity of the entity in which such investment was made and (iii) all promissory notes, chattel paper and other evidence of indebtedness owned by such Grantor (other than checks to be deposited in the ordinary course of business) that are required to be pledged hereunder.  The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor (other than certificated Collateral with respect to non-wholly-owned subsidiaries and joint ventures, in each case to the extent not permitted to be pledged by such entity’s organizational or joint venture documents); provided that in the case of  Foreign Subsidiary Voting Stock and Disregarded Domestic Subsidiary Voting Stock, if less, the shares of Pledged Stock pledged by such Grantor hereunder constitute 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b)           All the shares of the Pledged Stock (other than with respect to non-wholly-owned subsidiaries and joint ventures) and to such Grantor’s knowledge all of the shares of the Pledged Stock (with respect to non-wholly-owned subsidiaries and joint ventures) have been duly and validly issued and are fully paid and nonassessable.

(c)           To such Grantor’s knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)           Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and the First Priority Security Documents.

4.6           Receivables.  (a)  No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument (other than checks that will be promptly deposited in an investment account in the ordinary course of business) or Chattel Paper which has not been delivered to the Administrative Agent to the extent such delivery is required hereunder.

(b)           None of the obligors on any Receivables is a Governmental Authority.

(c)           The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

4.7           Intellectual Property.  (a)  Schedule 6 lists (i) all Intellectual Property applications and registrations owned by such Grantor in its own name on the date hereof (other than Domain Names) and (ii) all Intellectual Property registrations and applications (other than Domain Names) exclusively licensed by such Grantor, listing in each case, the application or registration number, the jurisdiction and owner.

(b)           On the date hereof, to such Grantor’s knowledge, all Intellectual Property owned by such Grantor is valid, unexpired and enforceable, and has not been abandoned. The conduct of such Grantor’s business does not infringe, misappropriate, dilute or otherwise violate (“Infringe”) the Intellectual Property rights of any Person, except as would not reasonably be expected to result in a Material Adverse Effect.  To such Grantor’s knowledge, Intellectual Property owned by such Grantor is not being Infringed by any Person.

(c)           Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property (other than domain names) is the subject of any exclusive licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d)           No holding, decision or judgment has been rendered by any Governmental Authority or arbitrator, including the Internet Corporation for Assigned Names and Numbers (“ICANN”), the Internet Assigned Number Authority, and any other Person that governs, regulates or administers the creation, ownership, registration and/or use of Domain Names,  involving Intellectual Property owned by such Grantor in any respect that could reasonably be expected to have a Material Adverse Effect.

(e)           No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) involving any Intellectual Property owned by such Grantor and (ii) which, if adversely determined, would have a Material Adverse Effect on the value of any Intellectual Property to such Grantor, and such Grantor knows of no valid basis for same.

(f)           Each Grantor owns or has the right to use all Intellectual Property that is material to its business as currently conducted, free of all Liens and takes all reasonable steps to maintain, enforce and protect same, except where the failure to own or hold licenses in any such Intellectual Property either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

4.8           Commercial Tort Claims.  (a)  On the date hereof, except to the extent listed on Schedule 7, no Grantor has rights in any Commercial Tort Claim with potential value in excess of $350,000.

(b)           Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 5.9 hereof against such Grantor in the jurisdiction specified in Schedule 3 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded liens permitted by the Credit Agreement which have priority over the Liens on such Collateral by operation of law and Liens created by the First Priority Security Documents.

SECTION 5.         COVENANTS

 Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full and the Commitments shall have terminated:

5.1           [Reserved].

5.2           Maintenance of Insurance.  All insurance maintained by such Grantor pursuant to Section 6.5 of the Credit Agreement shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof and (ii) name the Administrative Agent as an additional insured party or loss payee, as applicable.

5.3           Maintenance of Perfected Security Interest; Further Documentation.  (a)  Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b)           Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other documents in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(c)           At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property (other than any equity investment of such Grantor in a non-wholly-owned subsidiary, joint venture or Unrestricted Subsidiary) and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto to the extent required hereunder.

(d)           Notwithstanding anything to the contrary in this Agreement, the Credit Agreement or any other Loan Document, the Administrative Agent shall not require (i) control agreements and perfection by “control” (other than in respect of certificated Collateral (but excluding certificated Collateral with respect to non-wholly-owned subsidiaries, joint ventures and Unrestricted Subsidiaries)) with respect to any Collateral or (ii) that security interests in the Collateral be perfected in any jurisdiction outside of the United States.

5.4           Changes in Name, etc.  Such Grantor will not, except upon ten days’ (or such shorter period as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.3 or (ii) change its name.

5.5           Notices.  Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

(a)           any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b)           of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.6           Investment Property  (a)  If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that in no event shall this Section 5.6(a) apply to any Excluded Collateral, any certificated Collateral not required to be pledged by this Agreement or any certificated Collateral with respect to a a non-wholly-owned subsidiary, joint venture or Unrestricted Subsidiary.  Upon the occurrence and during the continuance of an Event of Default, any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations.  Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b)           Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer (except pursuant to a transaction expressly permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and the First Priority Security Documents or as otherwise permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof, other than the Credit Agreement and the First Lien Loan Documents or as otherwise permitted by the Credit Agreement.

(c)           In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.6 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.6 with respect to the Investment Property issued by it.

5.7           Receivables.  After an Event of Default has occurred and is continuing:

(a)           other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b)           such Grantor will deliver to the Administrative Agent a copy of each material written demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

5.8           Intellectual Property.  (a)  Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way if such invalidation or impairment could reasonably be expected to have a Material Adverse Effect.

(b)           Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c)           Such Grantor (either itself or through licensees) will not (and will not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Copyright may become invalidated or otherwise impaired if such invalidation or impairment could reasonably be expected to have a Material Adverse Effect.  Such Grantor will not (either itself or through licensees) do any act whereby any material Copyright may fall into the public domain if such act could reasonably be expected to have a Material Adverse Effect.

(d)           Such Grantor (either itself or through licensees) will not knowingly do any act to Infringe the Intellectual Property rights of any other Person.

(e)           Such Grantor will notify the Administrative Agent promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public or of any materially adverse determination (including, without limitation, any determination in any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, ICANN or any similar office, court or tribunal in any country) regarding such Grantor’s rights in, ownership of, or the enforceability or validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f)           Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall (i) acquire, (ii) become the exclusive licensee of or (iii) file an application for, the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing or acquisition to the Administrative Agent not later than the date of delivery of financial statements pursuant to Section 6.1 of the Credit Agreement.  Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded (other than in respect of United States intent-to-use Trademark applications until acceptable Statements of Use have been filed for such applications and accepted by the United States Patent and Trademark Office), any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in any Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)           Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office and ICANN, to maintain and pursue each application relating to any material Intellectual Property owned by such Grantor (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property owned by such Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h)           In the event that any material Intellectual Property is Infringed by a third party and such Grantor has knowledge of such Infringement, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for Infringement, to seek injunctive relief where appropriate and to recover any and all damages for such Infringement.

5.9           Commercial Tort Claims.  If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $350,000, such Grantor shall within 30 days of obtaining such interest sign and deliver documentation acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

SECTION 6.         REMEDIAL PROVISIONS

6.1           Certain Matters Relating to Receivables.  (a)  After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.  After the occurrence and during the continuance of an Event of Default, upon the Administrative Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b)           The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days or such later date as may be agreed to by the Administrative Agent in its sole discretion) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 8.2 of the Credit Agreement, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor.  After the occurrence and during the continuance of an Event of Default, each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)           At the Administrative Agent’s request, after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2           Communications with Obligors; Grantors Remain Liable.  (a)  The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables.

(b)           Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c)           Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3           Pledged Stock.  (a)  Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent not prohibited in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b)           If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in accordance with the Credit Agreement, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)           Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

6.4           Proceeds to be Turned Over To Administrative Agent.  In addition to the rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required).  All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8.2 of the Credit Agreement.

6.5           Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as set forth in the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder except to the extent found by a final and nonappealable decision of a court of competent jurisdiction to have been caused by the bad faith, gross negligence or willful misconduct of the Administrative Agent or such Lender or their respective agents.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.6           Certain Sales of Pledged Stock.  (a)  Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, solely by virtue of its status as such, be deemed to have been made in a commercially unreasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)           Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.6 valid and binding and in compliance with any and all other applicable Requirements of Law.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.6 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.6 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.7           Subordination.  Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Administrative Agent, all Indebtedness owing by it to any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations.

6.8           Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7.         THE ADMINISTRATIVE AGENT

7.1           Administrative Agent’s Appointment as Attorney-in-Fact, etc.  (a)  Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)      in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)     in the case of any Intellectual Property, execute and deliver, and record or have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)    execute, in connection with any sale provided for in Section 6.5 or 6.6, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)     (1)  direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;  (2)   ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;  (3)   sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;  (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Intellectual Property (along with the goodwill of the business to which any such Intellectual Property pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)           If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)           The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)           Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2           Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.  The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own bad faith, gross negligence or willful misconduct.

7.3           Execution of Financing Statements.  Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement.  Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property except for Excluded Collateral as further described in Exhibit A” in any such financing statement.  Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4           Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8.         MISCELLANEOUS

8.1           Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2           Notices.  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3           No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4           Enforcement Expenses; Indemnification.  (a)  Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 of this Agreement or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

(b)           Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(d)           The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5           Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6           Set-Off.  In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Grantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor.  Each Lender agrees promptly to notify the relevant Grantor and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.

8.7           Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by email or telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8           Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9           Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10         Integration.  This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11        GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12         Submission To Jurisdiction; Waivers.  Each Grantor hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13         Acknowledgements.  Each Grantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)           neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

8.14         Additional Grantors.  Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.15         Releases.  (a)  At such time as the Loans and the other Obligations shall have been paid in full and the Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)           If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction not prohibited by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction not prohibited by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days or such shorter period as the Administrative Agent may agree prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16           WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.17           Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the Lenders hereunder, in each case, with respect to the Common Collateral and Liens securing the First Priority Obligations are subject to the provisions of the Intercreditor Agreement.  In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement with respect to the Common Collateral and Liens securing any First Priority Obligations, the provisions of the Intercreditor Agreement shall prevail.  Notwithstanding anything herein to the contrary, prior to the First Priority Obligations Payment Date (as defined in the Intercreditor Agreement), the requirements of this Agreement to deliver Collateral and any certificates, instruments or other documents in relation thereto to the Administrative Agent shall be deemed satisfied by delivery of such Collateral and such certificates, instruments or documents in relation thereto to the First Priority Representative (as defined in the Intercreditor Agreement) (as bailee for the Administrative Agent).

In furtherance of the foregoing, and notwithstanding anything herein to the contrary, in the event the First Priority Representative enters into any amendment, waiver or consent in respect of any of the First Priority Security Documents (as defined in the Intercreditor Agreement) for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Security Document or changing in any manner the rights of any parties thereunder, in each case solely with respect to any Common Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of this Agreement without the consent of or action by the Administrative Agent or any Lender; provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Credit Agreement), (i) no such amendment, waiver or consent shall have the effect of releasing assets subject to the Lien of this Agreement, except to the extent that a release of such Lien is permitted or required by Section 4.2 of the Intercreditor Agreement, and (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Administrative Agent or the Lenders and does not affect the First Priority Secured Parties (as defined in the Intercreditor Agreement) in a like or similar manner shall not apply to this Agreement without the consent of the Administrative Agent.

IN WITNESS WHEREOF, each of the undersigned has caused this Second Lien Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

CALYPSO PROPERTIES, LLC
JG REGISTRAR, LLC
KEY SYSTEMS.CO REGISTRATIONS, LLC
MONSTERCOMMERCE, LLC
MULTIMEDIA MIDWEST, LLC
NAMESECURE L.L.C.
NETWORK SOLUTIONS, LLC
NETWORK SOLUTIONS EUROPE, LLC
NS TECHNOLOGIES LLC
PUBLIC DOMAIN REGISTRY.CO REGISTRATIONS,
LLC
TLDS L.L.C.
.US REGISTRAR L.L.C.
WEB.COM GROUP, INC.
WEB.COM HOLDING COMPANY, INC.

By:	/s/ David L. Brown
	Name:	David L. Brown
	Title:	Chief Executive Officer

[Second Lien Guarantee and Collateral Agreement Signature Page]

NET SOL PARENT LLC

By:	/s/ David L. Brown
	Name:	David L. Brown
	Title:	Chief Executive Officer

[Second Lien Guarantee and Collateral Agreement Signature Page]

INQUENT, LLC

By:	/s/ David L. Brown
	Name:	David L. Brown
	Title:	Manager

2

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Second Lien Guarantee and Collateral Agreement Signature Page]

Annex 1 to
First Lien Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ___________________ (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, Web.com Group, Inc. (the “Borrower”), the Lenders and the Administrative Agent have entered into a Second Lien Credit Agreement, dated as of October 27, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into (i) the Second Lien Guarantee and Collateral Agreement, dated as of October 27, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties and (ii) the Intercreditor Agreement referred to in the Credit Agreement;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement and the Intercreditor Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement and the Intercreditor Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.  Intercreditor Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.13 of the Intercreditor Agreement, hereby becomes a party to the Intercreditor Agreement as a Loan Party (as defined therein) thereunder with the same force and effect as if originally named therein as a Loan Party and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Loan Party thereunder.

2

3.  Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]

By:
Name:
Title:

3

Annex 1-A to
Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

4

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Guarantors:

Calypso Properties, LLC
InQuent, LLC
JG Registrar, LLC
Key Systems .CO Registrations, LLC
MonsterCommerce, LLC
Multimedia Midwest, LLC
NameSecure L.L.C.
Net Sol Parent LLC
Network Solutions, LLC
Network Solutions Europe, LLC
NS Technologies, LLC
Public Domain Registry .CO Registrations, LLC
TLDS L.L.C.
.US Registrar L.L.C.
Web.com Holding Company, Inc.

Address:	12808 Gran Bay Parkway West
Jacksonville, FL 32258
Attn:  Matthew P. McClure, Chief Legal Officer

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Membership Interests:

Issuer	Grantor	Certificate No.	No. and Percentage of Ownership	Percentage of Stock / Membership Being Pledged	Delivery of Physical Certificate
1425 N Washington Street, LLC	Web.com Group Inc.	Not certificated	100%	100%	No
Calypso Properties, LLC	Network Solutions, LLC	Not certificated	100%	100%	No
Net Sol Parent LLC	Web.com Group Inc.	Not certificated	100%	100%	No
InQuent, LLC	Network Solutions, LLC	Not certificated	100%	100%	No
JG Registrar, LLC	Network Solutions, LLC	Not certificated	100%	100%	No
Key Systems .CO Registrations, LLC	Network Solutions, LLC	Not certificated	100%	100%	No
MonsterCommerce, LLC	Multimedia Midwest, LLC	Not certificated	100%	100%	No
Multimedia Midwest, LLC	Network Solutions, LLC	Not certificated	100%	100%	No
NameSecure L.L.C.	Network Solutions, LLC	Not certificated	100%	100%	No
Network Solutions, LLC	Net Sol Parent LLC (f/k/a GA-Net Sol Parent LLC)	Not certificated	100%	100%	No
Network Solutions Canada ULC	Net Sol Parent LLC (f/k/a GA-Net Sol Parent LLC)	Not certificated	100%	65%	No
Network Solutions Europe, LLC	Network Solutions, LLC	Not certificated	100%	100%	No
NS Technologies, LLC	Network Solutions, LLC	Not certificated	100%	100%	No
Perfect Privacy, LLC	Web.com Holding Company, Inc.	Not certificated	100%	100%	No
Public Domain Registry .CO Registrations, LLC	Network Solutions, LLC	Not certificated	100%	100%	No

Issuer	Grantor	Certificate No.	No. and Percentage of Ownership	Percentage of Stock / Membership Being Pledged	Delivery of Physical Certificate
Register.com (Cayman) Limited Partnership	Web.com Group, Inc.	Not certificated	0 Class A Partnership Interests 7,742,594 Class B Partnership Interests 98,007 Class D Partnership Interests 139,655 Class E Partnership Interests 100% of the above partnership interests	65%	No
TLDS L.L.C. (dba SRSplus)	Network Solutions, LLC	Not certificated	100%	100%	No
TNB, LLC	Network Solutions, LLC	Not certificated	100%	65%	No
.US Registrar L.L.C.	Network Solutions, LLC	Not certificated	100%	100%	No
Web.com (Cayman) GP Limited	Web.com Group, Inc.	Not certificated	100%	65%	No

Stock:

Issuer	Shareholder	Class of Stock	Stock Certificate No.	No. of Shares and Percentage of Ownership	Percentage of Stock / Membership Being Pledged	Delivery of Physical Certificate
CommuniTech. Net, Inc.	Web.com Holding Company, Inc.	Common	2	100 shares 100%	100%	Yes
HostPro, Inc.	Web.com Holding Company, Inc.	Common	1	1,000 shares 100%	100%	Yes
Interland Government Contracting, Inc.	Web.com Holding Company, Inc.	Common	1	100,000 shares 100%	100%	Yes

Issuer	Shareholder	Class of Stock	Stock Certificate No.	No. of Shares and Percentage of Ownership	Percentage of Stock / Membership Being Pledged	Delivery of Physical Certificate
MEI California, Inc.	Web.com Holding Company, Inc.	Common	1	1,000 shares 100%	100%	Yes
Micron Electronics International, Inc.	Web.com Holding Company, Inc.	Common	1	10,000 shares 100%	100%	Yes
NCIT Argentina S.R.L.	Network Solutions, LLC	Quotas	Not certificated	50% by Network Solutions, LLC 50% by MonsterCommerce, LLC	32.5% 32.5%	No
Trellix Corporation	Web.com Holding Company, Inc.	Common	1	1,000 shares 100%	100%	Yes
Wazoo Web, Inc.	Web.com Holding Company, Inc.	Common	1	10,000 shares 100%	100%	Yes
Web.com Canada, Inc.	Web.com Group Inc.	Common	CS-5	100 shares 100%	65%1	Yes
Web.com Holding Company, Inc.	Web.com Group Inc.	Common	C-2	100 shares 100%	100%	Yes
WSM Holdco, Inc.	Web.com Holding Company, Inc.	Common	1	1,000 shares 100%	100%	Yes

Equity Investments:

Issuer	Ownership	Type of Organization	Jurisdiction	Type of Interest	No. of Shares and Percentage of Ownership	Percentage of Stock / Membership Being Pledged	Delivery of Physical Certificate
OrangeSoda, Inc.	Network Solutions, LLC	Corporation	Nevada	Minority	25.6%	100%	No

__________________________________
1 A stock certificate will be cut to provide for a pledged certificate of 65 shares.

Issuer	Ownership	Type of Organization	Jurisdiction	Type of Interest	No. of Shares and Percentage of Ownership	Percentage of Stock / Membership Being Pledged	Delivery of Physical Certificate
Central Registry Solutions, LLC	Network Solutions, LLC	Limited Liability Company	Delaware	Joint Venture	50% by Network Solutions, LLC (100 Units) 50% by CentralNic USA Ltd. (100 Units)	0%	No
NameJet, LLC	Network Solutions, LLC	Limited Liability Company	Delaware	Joint Venture	50% by Network Solutions, LLC (100 Units) 50% by eNOM, Inc. (100 Units)	0%	No

Pledged Notes:

None.

Promissory Notes, Chattel Paper and other Evidence of Indebtedness:

None.

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Loan Party	Filing Office

Calypso Properties, LLC	Secretary of State of the State of Delaware

InQuent, LLC	Secretary of State of the State of Delaware

JG Registrar, LLC	Secretary of State of the State of Delaware

Key Systems .CO Registrations, LLC	Secretary of State of the State of Delaware

MonsterCommerce, LLC	Secretary of State of the State of California

Multimedia Midwest, LLC	Secretary of State of the State of Delaware

NameSecure L.L.C.	Secretary of State of the State of Delaware

Net Sol Parent LLC	Secretary of State of the State of Delaware

Network Solutions, LLC	Secretary of State of the State of Delaware

Network Solutions Europe, LLC	Secretary of State of the State of Delaware

NS Technologies, LLC	Secretary of State of the State of Delaware

Public Domain Registry .CO Registrations, LLC	Secretary of State of the State of Delaware

TLDS L.L.C.	Secretary of State of the State of Delaware

.US Registrar L.L.C.	Secretary of State of the State of Delaware

Web.com Holding Company, Inc.	Secretary of State of the State of Delaware

Web.com Group, Inc.	Secretary of State of the State of Delaware

Patent, Trademark and Copyright Filings

1.	Filing of Grant of Security Interest in Copyrights and Copyright Licenses between the Administrative Agent and MonsterCommerce, LLC with the United States Copyright Office.

2.	Filing of Grant of Security Interest in Copyrights and Copyright Licenses between the Administrative Agent and Web.com Group, Inc. with the United States Copyright Office.

3.	Filing of Grant of Security Interest in Copyright Rights between the Administrative Agent and Network Solutions, LLC with the United States Copyright Office.

4.	Filing of Grant of Security Interest in Patent Rights between the Administrative Agent and Web.com Group, Inc. with the United States Patent and Trademark Office.

5.	Filing of Grant of Security Interest in Patent Rights between the Administrative Agent and Web.com Holding Company, Inc. with the United States Patent and Trademark Office.

6.	Filing of Grant of Security Interest in Patent Rights between the Administrative Agent and Network Solutions, LLC with the United States Patent and Trademark Office.

7.	Filing of Grant of Security Interest in Trademark Rights between the Administrative Agent and Web.com Group, Inc. with the United States Patent and Trademark Office.

8.	Filing of Grant of Security Interest in Trademark Rights between the Administrative Agent and Web.com Holding Company, Inc. with the United States Patent and Trademark Office.

9.	Filing of Grant of Security Interest in Trademark Rights between the Administrative Agent and MonsterCommerce, LLC with the United States Patent and Trademark Office.

10.	Filing of Grant of Security Interest in Trademark Rights between the Administrative Agent and Network Solutions, LLC with the United States Patent and Trademark Office.

Other Actions

1.	Delivery of the Investment Property set forth on Schedule 2 (other than any uncertificated Investment Property and other than as otherwise set forth on such schedule) to Administrative Agent.

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Legal Name(s); Trade Names; etc.	Jurisdiction of Organization	Federal Employer ID Number or Federal Tax ID Number	Type of Organization	Location of Chief Executive Office	Change of Identity or Legal Structure
Calypso Properties, LLC	Calypso Properties, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
Net Sol Parent LLC	Net Sol Parent LLC (f/k/a GA-Net Sol Parent LLC)	Delaware	20-8404067	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	f/k/a GA-Net Sol Parent LLC
InQuent, LLC	InQuent, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	f/k/a NS Acquisition Sub, LLC until 09.01.2005
JG Registrar, LLC	JG Registrar, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
Key Systems .CO Registrations, LLC	Key Systems .CO Registrations, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
MonsterCommerce, LLC	MonsterCommerce, LLC	California	95-4828658	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
Multimedia Midwest, LLC	Multimedia Midwest, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
NameSecure L.L.C.	NameSecure L.L.C.	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
Network Solutions, LLC	Network Solutions, LLC	Delaware	73-1683161	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A

Grantor	Legal Name(s); Trade Names; etc.	Jurisdiction of Organization	Federal Employer ID Number or Federal Tax ID Number	Type of Organization	Location of Chief Executive Office	Change of Identity or Legal Structure
Network Solutions Europe, LLC	Network Solutions Europe, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
NS Technologies, LLC	NS Technologies, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
Public Domain Registry .CO Registrations, LLC	Public Domain Registry .CO Registrations, LLC	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
TLDS L.L.C.	SRSplus	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
.US Registrar L.L.C.	.US Registrar L.L.C.	Delaware	N/A	Limited Liability Company	12808 Grant Bay Parkway West Jacksonville, FL 32258	N/A
Web.com Group, Inc.*	Web.com – FL; Web.com Search Agency – AZ; Web.com Search Agency – FL; 1ShoppingCart – FL; Solid Cactus - PA	Delaware	94-3327894	Corporation	12808 Gran Bay Parkway West Jacksonville, FL 32258	Website Pros, Inc.
Web.com Holding Company, Inc.**	None	Delaware	26-1953917	Corporation	12808 Gran Bay Parkway West Jacksonville, FL 32258	Augusta Acquisition Sub, Inc.

*
Website Pros, Inc. was incorporated in 1999 in Delaware and retained that name until 2008 it merged with Web.com Group, Inc. (an entity created to preserve the Web.com trademark name that had been acquired through the merger with Web.com, Inc.)

**
In 2007, Augusta Acquisition Sub, Inc., was created for the acquisition of Web.com, Inc., a Minnesota corporation.  Web.com, Inc. merged with Augusta Acquisition Sub, Inc. which became the surviving entity and shortly thereafter, Augusta Acquisition Sub, Inc. changed its name to Web.com Holding Company, Inc.

Schedule 5

LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor	Locations

Web.com Group, Inc.
AZ:7400 East Tierra Buena Lane, Suite 103, Scottsdale, AZ 85260 (Maricopa County)

FL:8988 Lake Kathryn Drive; Ponte Vedra, Florida 32082

FL:932 1st Street North, Unit 702; Jacksonville Beach, FL 32250

PA:Westmoreland Business Center, 106 South Lehigh Street Shavertown, PA 18708 (Luzerne County)

VA:10021 Balls Ford Road, Manassas, VA 20109 (Prince William County)

WA:1425 N. Washington, Spokane, WA 99201 (County of Spokane)

Canada: 73 Tacoma Drive, Darthmouth, Halifax, Nova Scotia – Canada 128 Wellington Street, Barrie, Ontario, Canada

Web.com Holding Company, Inc.	GA:Centennial Tower, 101 Marietta Street, Suite 300 Atlanta, GA 30303 (Fulton County)

Network Solutions, LLC
GA:1033 Jefferson Street NW; Atlanta, GA 30318 (Server location)

IL:1 Bronze Pointe, Suites 1C, 1D, 1E, 2C & 3C, Swansea, IL 62226

PA:10 Azalea Drive, Drums, PA 18222

VA:13861 Sunrise Valley Drive, Herndon, VA 20171

VA:45901 Nokes Blvd; Sterling, VA 20166 (Server location)

Schedule 6

COPYRIGHTS AND COPYRIGHT LICENSES

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License
TX-6-573-887	US	Web.com Group, Inc.	SC - Website - June 2005	N/A	N/A
TX-7-346-330	US	Web.com Group, Inc.	SC - Website - Jan 2008	N/A	N/A
N/A	US	Web.com Group, Inc.	SC - Website - July 2008	N/A	N/A
N/A	US	Web.com Group, Inc.	SC - Website - August 2008	N/A	N/A
TX-6-457-427	US	Web.com Group, Inc.	Click to Enlarge	N/A	N/A
TX-6-457-743	US	Web.com Group, Inc.	Product Reviews	N/A	N/A
TX-6-457-435	US	Web.com Group, Inc.	Dynamic Paging	N/A	N/A
TX-6-457-429	US	Web.com Group, Inc.	Cross Sell	N/A	N/A
TX-6-869-487	US	Web.com Group, Inc.	Recently Viewed Items	N/A	N/A
TX-7-039-458	US	Web.com Group, Inc.	Tabbed Details	N/A	N/A
TX-6-869-485	US	Web.com Group, Inc.	Estimated Delivery Date	N/A	N/A
TX-6-911-532	US	Web.com Group, Inc.	Snap Shop	N/A	N/A
N/A	US	Web.com Group, Inc.	Google Analytics Installation V4.0.0	N/A	N/A
N/A	US	Web.com Group, Inc.	Shipping Calculator for Shipping Manager V1.0.0	N/A	N/A
TX-7-100-233	US	Web.com Group, Inc.	Mini Cart V1.0.0	N/A	N/A
N/A	US	Web.com Group, Inc.	FeedPerfect	N/A	N/A
N/A	US	Web.com Group, Inc.	Cactus Complete Commerce	N/A	N/A
VA-1-320-882	US	Web.com Group, Inc.	Symbol Database	N/A	N/A
TX-6-337-736	US	Web.com Group, Inc.	Website Source Code and Screen Displays	N/A	N/A
TX5887644	US	Network Solutions, LLC	Web Site Development Work	N/A	N/A

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License
TX5887648	US	Network Solutions, LLC	DNS Manager	N/A	N/A
VAu669‐167	US	MonsterCommerce, LLC	MonsterCommerce Purple Monster (covering the Purple Monster character in various poses, etc.)	N/A	N/A

PATENTS AND PATENT LICENSES

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License
5621430	US	Web.com Holding Company, Inc.	Method and Apparatus for Navigating Multiple Independent Windowed Images	N/A	N/A
5680152	US	Web.com Holding Company, Inc.	Method and Apparatus for Navigating Multiple Independent Windowed Images	N/A	N/A
5999941	US	Web.com Holding Company, Inc.	Server Pages	N/A	N/A
6268851	US	Web.com Holding Company, Inc.	Hypermedia Authoring and Publishing System	N/A	N/A
6078921	US	Web.com Holding Company, Inc.	Method and Apparatus for Providing a Self-Service File	N/A	N/A
6363398	US	Web.com Holding Company, Inc.	Database Access Using Active Server Pages	N/A	N/A
6738348	US	Web.com Holding Company, Inc.	Bandwidth on Demand Subscriber System	N/A	N/A
6364439	US	Web.com Holding Company, Inc.	Computer Storage Systems for Computer Facilities	N/A	N/A
7188175	US	Web.com Holding Company, Inc.	Method and System for Communicating Between Clients in a Computer Network	N/A	N/A
6654804	US	Web.com Holding Company, Inc.	Method and Apparatus for Automatic Dial-up Dial-down Web Hosting	N/A	N/A
6789103	US	Web.com Holding Company, Inc.	Synchronized Server Parameter Database	N/A	N/A
6842769	US	Web.com Holding Company, Inc.	Automatically Configured Network Server	N/A	N/A
6978232	US	Web.com Holding Company, Inc.	Dynamically Incorporating Updates to Active Configuration Information	N/A	N/A
6769031	US	Web.com Holding Company, Inc.	Providing User Access to Dynamic Updating of Remote Configuration Information	N/A	N/A

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License

6895431	US	Web.com Holding Company, Inc.	Server Configuration Management and Tracking	N/A	N/A
6868444	US	Web.com Holding Company, Inc.	Hypermedia Authoring and Publishing System	N/A	N/A
6928609	US	Web.com Holding Company, Inc.	Using Virtual Network Address Information During Communications	N/A	N/A
6950879	US	Web.com Holding Company, Inc.	Method and Apparatus for Scheduling Processes Based Upon Virtual Server Identifiers	N/A	N/A
6813766	US	Web.com Holding Company, Inc.	Method and Apparatus for Facilitating Load Balancing Across Name Servers	N/A	N/A
6871347	US	Web.com Holding Company, Inc.	Method and Apparatus For Providing Name Services	N/A	N/A
7225272	US	Web.com Holding Company, Inc.	Method and System for Communicating Between Clients in a Computer Network	N/A	N/A
7509428	US	Web.com Holding Company, Inc.	Database Access Using Active Server Pages	N/A	N/A
9775014	US	Web.com Holding Company, Inc.	Method and System for Providing Business partners with Access to a Company's Internal Computer Resources	N/A	N/A
Abandoned 10286439	US	Web.com Holding Company, Inc.	System and Method for High Performance Shared Web Hosting	N/A	N/A
11050970	US	Web.com Holding Company, Inc.	Using Virtual Network Address Information During Communications	N/A	N/A
11144989	US	Web.com Holding Company, Inc.	Hypermedia Authoring and Publishing System	N/A	N/A
11623362	US	Web.com Holding Company, Inc.	Systems and Methods of Providing Web Content to Multiple Browser Device Types	N/A	N/A
11623368	US	Web.com Holding Company, Inc.	Systems and Methods of Providing Web Content to Multiple Browser Device Types	N/A	N/A
11747368	US	Web.com Holding Company, Inc.	Method and Apparatus for Providing Name Services	N/A	N/A
9766473	US	Web.com Holding Company, Inc.	System and Method for Managing Server Configurations	N/A	N/A
11013239	US	Web.com Group, Inc.	Systems and Methods for Logo Design	N/A	N/A
11750241	US	Web.com Group, Inc.	Systems and Methods for Logo Design	N/A	N/A

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License

11931915	US	Web.com Group, Inc.	System and Method for Managing Server Configurations	N/A	N/A
11932173	US	Web.com Group, Inc.	System and Method for Managing Server Configurations	N/A	N/A
11932075	US	Web.com Group, Inc.	System and Method for Managing Server Configurations	N/A	N/A
12604687	US	Web.com Group, Inc.	Third Party Management of Computer System Control	N/A	N/A
PCTUS97/17667	EU	Web.com Holding Company, Inc.	Hypermedia Authoring and Publishing System	N/A	N/A
97946240.5	EU	Web.com Holding Company, Inc.	Hypermedia Authoring and Publishing System	N/A	N/A
60950520 Expired	UC	Network Solutions, LLC	MOBILE CONTENT SERVICE	N/A	N/A
PCTUS0870497 Expired	PCT	Network Solutions, LLC	MOBILE CONTENT SERVICE	N/A	N/A
12/175,342	US	Network Solutions, LLC	MOBILE CONTENT SERVICE	N/A	N/A
PCTUS0006930 Expired	PCT	Network Solutions, LLC	APPARATUS AND METHOD FOR WEB FORWARDING	N/A	N/A
60125107 (Expired)	US	Network Solutions, LLC	METHOD AND SYSTEM FOR ACCESSING MULTIPLE REGISTRAR SYSTEMS FROM A SINGLE POINT	N/A	N/A
9500639	US	Network Solutions, LLC	APPARATUS AND METHOD FOR WEB FORWARDING	N/A	N/A
9526522 (Abandoned)	US	Network Solutions, LLC	Dot Com Business Card	N/A	N/A
9526734 (Abandoned)	US	Network Solutions, LLC	Method for Enabling Registrants of a First Registrar System to Access Services Provided by a Second Registrar System	N/A	N/A
9526735	US	Network Solutions, LLC	UNIFIED WEB‐BASED INTERFACE‐TO MULTIPLE REGISTRAR SYSTEMS	N/A	N/A
12/267,016	US	Network Solutions, LLC	APPARATUS AND METHOD FOR WEB FORWARDING	N/A	N/A
2005250809	Australia	Network Solutions, LLC	Certified Offer Service for Domain Names	N/A	N/A
2568172	Canada	Network Solutions, LLC	Certified Offer Service for Domain Names	N/A	N/A
57498271 (Abandoned)	EU	Network Solutions, LLC	Certified Offer Service for Domain Names	N/A	N/A
PCTUS0517115 (Expired)	PCT	Network Solutions, LLC	Certified Offer Service for Domain Names	N/A	N/A
10854221	US	Network Solutions, LLC	Certified Offer Service for Domain Names	N/A	N/A
2011202381	Australia	Network Solutions, LLC	Certified Offer Service for Domain Names	N/A	N/A

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License

11008610	US	Network Solutions, LLC	Private Domain Name Registration	N/A	N/A
61042642 (Expired)	US	Network Solutions, LLC	Domain Scorecard	N/A	N/A
12417949	US	Network Solutions, LLC	Domain Scorecard	N/A	N/A
10/857,842	US	Network Solutions, LLC	Domain Name Maintenance	N/A	N/A
11/224,083	US	Network Solutions, LLC	Domain Bar	N/A	N/A
11/410,279	US	Network Solutions, LLC	Domain Bar	N/A	N/A
60/609,003 (Expired)	US	Network Solutions, LLC	Domain Bar	N/A	N/A

PATENT LICENSE DATED 5/26/09 WITH ADOBE SYSTEMS INCORPORATED THAT INCLUDES THE FOLLOWING PATENTS:

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License
D424,036	US	Adobe Systems Incorporated	Computer generated icon of primary and secondary navigator bars for a display screen	Web.com Group, Inc. *	5/26/09
5,911,145	US	Adobe Systems Incorporated	Hierarchal structure editor for web sites	Web.com Group, Inc. *	5/26/09
D403,674	US	Adobe Systems Incorporated	Computer icon for a display screen	Web.com Group, Inc. *	5/26/09
D403,673	US	Adobe Systems Incorporated	Computer icon for a screen	Web.com Group, Inc. *	5/26/09
5,845,299	US	Adobe Systems Incorporated	Draw-based editor for web pages	Web.com Group, Inc. *	5/26/09
D399,501	US	Adobe Systems Incorporated	Computer icon for a display screen	Web.com Group, Inc. *	5/26/09
D399,196	US	Adobe Systems Incorporated	Computer icon for a display screen	Web.com Group, Inc. *	5/26/09
D397,687	US	Adobe Systems Incorporated	Computer icon for a display screen	Web.com Group, Inc. *	5/26/09
D397,103	US	Adobe Systems Incorporated	Computer icon for a display screen	Web.com Group, Inc. *	5/26/09
D395,428	US	Adobe Systems Incorporated	Computer icon for a display screen	Web.com Group, Inc. *	5/26/09
D395,427	US	Adobe Systems Incorporated	Computer icon for a display screen	Web.com Group, Inc. *	5/26/09
09/158,644	US	Adobe Systems Incorporated	Hierarchal structure editor for web sites	Web.com Group, Inc. *	5/26/09

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License

09/153,536	US	Adobe Systems Incorporated	Draw-based editor for web pages	Web.com Group, Inc. *	5/26/09
11/655,432	US	Adobe Systems Incorporated	Hierarchal drag and drop structure for web sites	Web.com Group, Inc. *	5/26/09

* Per that certain Macromedia and Assignment Agreement, dated May 2009, between NetObjects, Inc., a Delaware corporation (“Buyer”), and Web.com Group, Inc., a Delaware corporation (“Seller”), pursuant to which Seller assigned certain rights obtained by Seller under the Amended and Restated Patent License Agreement between Macromedia, Inc. (now Adobe Systems Incorporated), a Delaware corporation, and Seller.

TRADEMARKS AND TRADEMARK LICENSES

Application or Registration No.	Jurisdiction	Owner	Title	Counter-Party	Date of License
3063186	US	Web.com Group, Inc.	E WORKS! XL	N/A	N/A
3291772	US	Web.com Group, Inc.	ROLLOVER CLICKS	N/A	N/A
3079350	US	Web.com Group, Inc.	VISIBILITY ONLINE	N/A	N/A
3091794	US	Web.com Group, Inc.	WEBSITE PROS	N/A	N/A
3091795	US	Web.com Group, Inc.	WEBSITE PROS	N/A	N/A
3497650	US	Web.com Group, Inc.	SMARTCLICKS	N/A	N/A
3501885	US	Web.com Group, Inc.	SMARTCLICKS	N/A	N/A
3666813	US	Web.com Group, Inc.	WEB.COM	N/A	N/A
2521314	US	Web.com Group, Inc.	WEB.COM	N/A	N/A
3972510	US	Web.com Group, Inc.	RENOVATION EXPERTS	N/A	N/A
3885394	US	Web.com Group, Inc.	NEEDCONTRACTOR	N/A	N/A
3023263	US	Web.com Group, Inc.	SOLID CACTUS	N/A	N/A
3572185	US	Web.com Group, Inc.	CACTUS ON DEMAND ORDER MANAGEMENT	N/A	N/A
3704634	US	Web.com Group, Inc.	CACTUS COMPLETE COMMERCE ORDER MANAGEMENT	N/A	N/A

3704633	US	Web.com Group, Inc.	FEEDPERFECT	N/A	N/A
3824652	US	Web.com Group, Inc.	AccuRATEship	N/A	N/A
3825052	US	Web.com Group, Inc.	1ShoppingCart	N/A	N/A
3578942	US	Web.com Group, Inc.	LOGOYES	N/A	N/A
3692101	US	Web.com Group, Inc.	LOGOYES	N/A	N/A
2494889	US	Web.com Group, Inc.	WE MAKE THE WEB WORK FOR YOU	N/A	N/A
2660729	US	Web.com Group, Inc.	Interland	N/A	N/A
2994142	US	Web.com Group, Inc.	blueHALOshared	N/A	N/A
3285839	US	Web.com Group, Inc.	WHAT’S YOUR.com	N/A	N/A
2360144	US	Web.com Group, Inc.	INTERLAND	N/A	N/A
3264794	US	Web.com Group, Inc.	PERFECTPRIVACY	N/A	N/A
77081781	US	Web.com Group, Inc.	DOTWEB	N/A	N/A
3247400	US	Web.com Group, Inc.	WAZOO	N/A	N/A
3274758	US	Web.com Group, Inc.	WHAT’S YOUR DOT COM	N/A	N/A
3274834	US	Web.com Group, Inc.	what’s your .com?	N/A	N/A
3427866	US	Web.com Group, Inc.	WEBDASH	N/A	N/A
04-2007-002111	Philippines	Web.com Holding Company, Inc.	WEB.COM	N/A	N/A
936592	Australia	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
825146674	Brazil	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
1163093	Canada	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
3396021	China	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
1483957	CTM	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
30259330.6	Germany	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A

2002-103409	Japan	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
581613	Mexico	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
956032	Benelux	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
955500	Benelux	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
748363	Benelux	Web.com Holding Company, Inc.	INTERLAND	N/A	N/A
3003577	US	Web.com Group, Inc.	LEAD LOGIC	N/A	N/A
3119651	US	Web.com Group, Inc.	BRINGING CUSTOMERS TO YOUR FRONT DOOR	N/A	N/A
3972509	US	Web.com Group, Inc.	LEADS.COM	N/A	N/A
826876307	Brazil	Network Solutions, LLC	CERTIFIED OFFER SERVICE	N/A	N/A
TMA707088	Canada	Network Solutions, LLC	CERTIFIED OFFER SERVICE	N/A	N/A
300279621	Hong Kong	Network Solutions, LLC	CERTIFIED OFFER SERVICE	N/A	N/A
489976	India	Network Solutions, LLC	CERTIFIED OFFER SERVICE	N/A	N/A
5075784	Japan	Network Solutions, LLC	CERTIFIED OFFER SERVICE	N/A	N/A
1187828	Taiwan	Network Solutions, LLC	CERTIFIED OFFER SERVICE	N/A	N/A
3,077,872	US	Network Solutions, LLC	CERTIFIED OFFER SERVICE	N/A	N/A
76/654,476 (Abandoned)	US	Network Solutions, LLC	DO-IT-FOR-ME WEB SITE DESIGN	N/A	N/A
1363050	Australia	Network Solutions, LLC	DOMAINSTORM	N/A	N/A
1501844	Canada	Network Solutions, LLC	DOMAINSTORM	N/A	N/A
009514472	EU	Network Solutions, LLC	DOMAINSTORM	N/A	N/A
3,973,038	US	Network Solutions, LLC	DOMAINSTORM	N/A	N/A
1503876	Canada	Network Solutions, LLC	DOMAINSTORM (Tornado Design)	N/A	N/A
1503876	EU	Network Solutions, LLC	DOMAINSTORM (Tornado Design)	N/A	N/A
85/200,943	US	Network Solutions, LLC	DOMAINSTORM (Tornado Design)	N/A	N/A

2,657,709 (Cancelled)	US	Network Solutions, LLC	DOT COM ESSENTIALS	N/A	N/A
2,596,213 (Cancelled)	US	Network Solutions, LLC	DOT COM FORWARDING	N/A	N/A
2,503,388 (Cancelled)	US	Network Solutions, LLC	DOT COM MAIL	N/A	N/A
76/651,832 (Abandoned)	US	Network Solutions, LLC	EASY BUILD-IT-MYSELF WEB SITE	N/A	N/A
536975	Canada	Network Solutions, LLC	GLOBAL GEAR DESIGN	N/A	N/A
722082	EU	Network Solutions, LLC	GLOBAL GEAR DESIGN	N/A	N/A
39801080	Germany	Network Solutions, LLC	GLOBAL GEAR DESIGN	N/A	N/A
2,208,705 (Cancelled)	US	Network Solutions, LLC	GLOBE GEAR DESIGN	N/A	N/A
3,335,713	US	Network Solutions, LLC	GO FARTHER	N/A	N/A
837689	Australia	Network Solutions, LLC	IMAGECAFE	N/A	N/A
TMA567555	Canada	Network Solutions, LLC	IMAGECAFE	N/A	N/A
1735125	EU	Network Solutions, LLC	IMAGECAFE	N/A	N/A
4568544	Japan	Network Solutions, LLC	IMAGECAFE	N/A	N/A
0073237	Republic of Korea	Network Solutions, LLC	IMAGECAFE	N/A	N/A
2,397,647	US	Network Solutions, LLC	IMAGECAFE	N/A	N/A
TMA555467	Canada	Network Solutions, LLC	INQUENT	N/A	N/A
3,783,513	US	Network Solutions, LLC	INQUENT	N/A	N/A
1429946	Canada	Network Solutions, LLC	LINKTOGETHER	N/A	N/A
3,990,232	US	Network Solutions, LLC	LINKTOGETHER	N/A	N/A
3,362,872	US	Network Solutions, LLC	MESSAGEGUARD	N/A	N/A
3,362,877	US	Network Solutions, LLC	MESSAGUEGUARD LOCK/SHIELD DESIGN (Horizontal)	N/A	N/A
3,360,205	US	Network Solutions, LLC	MESSAGUEGUARD LOCK/SHIELD DESIGN (Vertical)	N/A	N/A

TMA691580	Canada	Network Solutions, LLC	MONSTERHOSTING	N/A	N/A
1155761	Australia	Network Solutions, LLC	MONSTERMARKETPLACE	N/A	N/A
TMA758308	Canada	Network Solutions, LLC	MONSTERMARKETPLACE	N/A	N/A
5600408	EU	Network Solutions, LLC	MONSTERMARKETPLACE	N/A	N/A
761684	New Zealand	Network Solutions, LLC	MONSTERMARKETPLACE	N/A	N/A
3,361,203	US	Network Solutions, LLC	MONSTERMARKETPLACE	N/A	N/A
1092239	Australia	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
828019800	Brazil	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
828019797	Brazil	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
TMA730558	Canada	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
5142788	Japan	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
967769	Mexico	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
1257549	Taiwan	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
3,358,333	US	Network Solutions, LLC	MYCOMPUTER	N/A	N/A
1417647	Canada	Network Solutions, LLC	MYSOLUTIONSPOT	N/A	N/A
007374622	EU	Network Solutions, LLC	MYSOLUTIONSPOT	N/A	N/A
3,835,634	US	Network Solutions, LLC	MYSOLUTIONSPOT	N/A	N/A
(Common Law Mark)	US	Network Solutions, LLC	MYTIME SUPPORT	N/A	N/A
002192664	EU	Network Solutions, LLC	NAME SECURE	N/A	N/A
2,549,368	US	Network Solutions, LLC	NAME SECURE	N/A	N/A
1231763	Australia	Network Solutions, LLC	NAMEJET	N/A	N/A
TMA748828	Canada	Network Solutions, LLC	NAMEJET	N/A	N/A
6616093	China	Network Solutions, LLC	NAMEJET	N/A	N/A

006777692	EU	Network Solutions, LLC	NAMEJET	N/A	N/A
301078128	Hong Kong	Network Solutions, LLC	NAMEJET	N/A	N/A
5294352	Japan	Network Solutions, LLC	NAMEJET	N/A	N/A
786419	New Zealand	Network Solutions, LLC	NAMEJET	N/A	N/A
574580	Switzerland	Network Solutions, LLC	NAMEJET	N/A	N/A
1345549	Taiwan	Network Solutions, LLC	NAMEJET	N/A	N/A
3,495,057	US	Network Solutions, LLC	NAMEJET	N/A	N/A
2,555,219	US	Network Solutions, LLC	NAME NN SECURE (Design)	N/A	N/A
1086725	Australia	Network Solutions, LLC	NAMESECURE	N/A	N/A
827947763	Brazil	Network Solutions, LLC	NAMESECURE	N/A	N/A
827948093	Brazil	Network Solutions, LLC	NAMESECURE	N/A	N/A
TMA729739	Canada	Network Solutions, LLC	NAMESECURE	N/A	N/A
4799292	EU	Network Solutions, LLC	NAMESECURE	N/A	N/A
1400705	India	Network Solutions, LLC	NAMESECURE	N/A	N/A
5058996	Japan	Network Solutions, LLC	NAMESECURE	N/A	N/A
41‐0146383	Republic of Korea	Network Solutions, LLC	NAMESECURE	N/A	N/A
748775	Mexico	Network Solutions, LLC	NAMESECURE	N/A	N/A
748773	Mexico	Network Solutions, LLC	NAMESECURE	N/A	N/A
2005/27663	South Africa	Network Solutions, LLC	NAMESECURE	N/A	N/A
2005/27662	Sout Africa	Network Solutions, LLC	NAMESECURE	N/A	N/A
1240474	Taiwan	Network Solutions, LLC	NAMESECURE	N/A	N/A
2,742,916	US	Network Solutions, LLC	NAMESECURE	N/A	N/A
3,361,183	US	Network Solutions, LLC	NAMESECURE	N/A	N/A

1086726	Australia	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
827948077	Brazil	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
827948085	Brazil	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
TMA697160	Canada	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
004796926	EU	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
723283	India	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
5089039	Japan	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
145759	Republic of Korea	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
930608	Mexico	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
2005/27660	South Africa	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
2005/27661	South Africa	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
1240475	Taiwan	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
3,185,279	US	Network Solutions, LLC	NAMESECURE (Stylized)	N/A	N/A
2,389,729 (Cancelled)	US	Network Solutions, LLC	NAMESECURE.COM	N/A	N/A
96646306	France	Network Solutions, LLC	NETSOL	N/A	N/A
EE961403	Tunisia	Network Solutions, LLC	NETSOL	N/A	N/A
2,463,054	US	Network Solutions, LLC	NETSOL	N/A	N/A
952067	Australia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
825348625	Brazil	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
825385938	Brazil	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
539808	Canada	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
TMA634995	Canada	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
3625126	China	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A

00804138	EU	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
3149952	EU	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
1252814	India	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
IDM00154849	Indonesia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
IDM000151468	Indonesia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
IDM000151467	Indonesia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
IDM000151469	Indonesia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
IDM000151470	Indonesia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
IDM000151471	Indonesia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
IDM000151472	Indonesia	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
2011‐41521	Japan	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
4759464	Japan	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
5167546	Japan	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
1190879	Taiwan	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
1144809	Taiwan	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
2,468,676	US	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
2,873,573	US	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
1,330,193	US	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
357112	Uruguay	Network Solutions, LLC	NETWORK SOLUTIONS	N/A	N/A
5027383	Japan	Network Solutions, LLC	NETWORK SOLUTIONS (Divisional Application)	N/A	N/A
1103280	Australia	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
828262861	Brazil	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
828262918	Brazil	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A

TMA730560	Canada	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
5211957	China	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
004954525	EU	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
1432926	India	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
1203808	Mexico	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
95011915	Taiwan	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
3,393,800	US	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized ‐ Claiming Color)	N/A	N/A
1103281	Australia	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
828262888	Brazil	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
828262934	Brazil	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
TMA730562	Canada	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
5211953	China	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
5211951	China	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
004954459	EU	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
1432927	India	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
1286571	Taiwan	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
3,393,799	US	Network Solutions, LLC	NETWORKSOLUTIONS (Stylized)	N/A	N/A
30159072	Germany	Network Solutions, LLC	NETWORKSOLUTIONS DE	N/A	N/A
2980411	Argentina	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
2980416	Argentina	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
2980417	Argentina	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
2980413	Argentina	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
2980409	Argentina	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A

2980414	Argentina	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
2980419	Argentina	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1346353	Australia	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
830536760	Brazil	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
830536515	Brazil	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
830536698	Brazil	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
830536779	Brazil	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
830536710	Brazil	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
830536701	Brazil	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
830536663	Brazil	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1470146	Canada	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
8076302	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
8076365	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
8076493	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
9467561	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
8076301	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
8076300	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
8076299	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
8076298	China	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
008896136	EU	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
301546434	Hong Kong	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
01924845	India	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
01924847	India	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A

01924848	India	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
01924849	India	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
01924844	India	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
01924846	India	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
2010‐12490	Japan	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1068682	Mexico	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1068689	Mexico	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1068691	Mexico	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1161883	Mexico	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1188116	Mexico	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1156369	Mexico	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
1196903	Mexico	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
602,721	Switzerland	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
3,855,281	US	Network Solutions, LLC	NS (Stylized & Design)	N/A	N/A
2980387	Argentina	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
2980399	Argentina	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
2980404	Argentina	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
2980392	Argentina	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
2410472	Argentina	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
2412264	Argentina	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
2412322	Argentina	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1346355	Australia	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
830536493	Brazil	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A

830536728	Brazil	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
830536752	Brazil	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
830536507	Brazil	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
830536523	Brazil	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
830536485	Brazil	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
830536477	Brazil	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1470145	Canada	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
8076257	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
8076256	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
8076255	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
8076304	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
9467560	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
8076306	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
8076305	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
8076303	China	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
008896003	EU	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
301546452	Hong Kong	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
01924838	India	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
01924839	India	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
01924840	India	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
01924841	India	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
01924842	India	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
01924843	India	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A

2010‐12489	Japan	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1068666	Mexico	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1068678	Mexico	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1068680	Mexico	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1162151	Mexico	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1203489	Mexico	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1156367	Mexico	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1198265	Mexico	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
602,720	Switzerland	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
3,895,776	US	Network Solutions, LLC	NS NETWORK SOLUTIONS (Stylized & Design)	N/A	N/A
1492456	Canada	Network Solutions, LLC	nsCOMMERCESPACE	N/A	N/A
009315979	EU	Network Solutions, LLC	nsCOMMERCESPACE	N/A	N/A
4036810	US	Network Solutions, LLC	nsCOMMERCESPACE	N/A	N/A
1492458	Canada	Network Solutions, LLC	nsHOSTING	N/A	N/A
009315938	EU	Network Solutions, LLC	nsHOSTING	N/A	N/A
4036813	US	Network Solutions, LLC	nsHOSTING	N/A	N/A
TMA578504	Canada	Network Solutions, LLC	NSI	N/A	N/A
1597228	EU	Network Solutions, LLC	NSI	N/A	N/A
4620561	Japan	Network Solutions, LLC	NSI	N/A	N/A
2,516,314	US	Network Solutions, LLC	NSI	N/A	N/A
1492459	Canada	Network Solutions, LLC	nsMAIL	N/A	N/A
009315904	EU	Network Solutions, LLC	nsMAIL	N/A	N/A
77/936,772	US	Network Solutions, LLC	nsMAIL	N/A	N/A

1492457	Canada	Network Solutions, LLC	nsMARKETING	N/A	N/A
009315821	EU	Network Solutions, LLC	nsMARKETING	N/A	N/A
4036811	US	Network Solutions, LLC	nsMARKETING	N/A	N/A
(Common Law Mark)	US	Network Solutions, LLC	nsMOBILEPAY	N/A	N/A
1492460	Canada	Network Solutions, LLC	nsPROTECT	N/A	N/A
009315797	EU	Network Solutions, LLC	nsPROTECT	N/A	N/A
4036812	US	Network Solutions, LLC	nsPROTECT	N/A	N/A
3,313,204	US	Network Solutions, LLC	PERFORMANCECLICKS	N/A	N/A
828120501	Brazil	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
TMA744906	Canada	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
1414802	India	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
5029559	Japan	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
41‐0152225	Republic of Korea	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
2006/00842	South Africa	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
1240212	Taiwan	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
3,411,959	US	Network Solutions, LLC	REAL‐PERSON CUSTOMER SERVICE	N/A	N/A
1531797	Canada	Network Solutions, LLC	REFER A FRIEND Design	N/A	N/A
0010050714	EU	Network Solutions, LLC	REFER A FRIEND Design	N/A	N/A
85/200,937	US	Network Solutions, LLC	REFER A FRIEND Design	N/A	N/A
4498022	Japan	Network Solutions, LLC	REGISTRATIONPLUS	N/A	N/A
76/640,560 (Abandoned)	US	Network Solutions, LLC	SECURE LINK SSL	N/A	N/A
76/659,004 (Abandoned)	US	Network Solutions, LLC	SENDSECURE	N/A	N/A
76/669,190 (Abandoned)	US	Network Solutions, LLC	SITESAFE	N/A	N/A

1499876	Canada	Network Solutions, LLC	SOLUTIONS ARE POWER	N/A	N/A
009456716	EU	Network Solutions, LLC	SOLUTIONS ARE POWER	N/A	N/A
3,886,308	US	Network Solutions, LLC	SOLUTIONS ARE POWER	N/A	N/A
002510451	EU	Network Solutions, LLC	SRSPLUS	N/A	N/A
2,826,301 (Cancelled)	US	Network Solutions, LLC	SRSPLUS	N/A	N/A
1092242	Australia	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
828019819	Brazil	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
TMA704768	Canada	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
4800033	EU	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
300552339	Hong Kong	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
722150	India	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
5054294	Japan	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
151041	Republic of Korea	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
952849	Mexico	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
2005/27656	South Africa	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
1257296	Taiwan	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
3,232,149	US	Network Solutions, LLC	SUBMITWIZARD	N/A	N/A
1092241	Australia	Network Solutions, LLC	SUPERSTATS	N/A	N/A
828029580	Brazil	Network Solutions, LLC	SUPERSTATS	N/A	N/A
TMA736943	Canada	Network Solutions, LLC	SUPERSTATS	N/A	N/A
5086597	China	Network Solutions, LLC	SUPERSTATS	N/A	N/A
300552320	Hong Kong	Network Solutions, LLC	SUPERSTATS	N/A	N/A
722140	India	Network Solutions, LLC	SUPERSTATS	N/A	N/A

5054295	Japan	Network Solutions, LLC	SUPERSTATS	N/A	N/A
953286	Mexico	Network Solutions, LLC	SUPERSTATS	N/A	N/A
2005/27659	South Africa	Network Solutions, LLC	SUPERSTATS	N/A	N/A
1257297	Taiwan	Network Solutions, LLC	SUPERSTATS	N/A	N/A
3,226,401	US	Network Solutions, LLC	SUPERSTATS	N/A	N/A
2,575,307 (Cancelled)	US	Network Solutions, LLC	SUPERSTATS.COM	N/A	N/A
2,403,159 (Cancelled)	US	Network Solutions, LLC	THE DOT COM PEOPLE	N/A	N/A
3,335,747	US	Network Solutions, LLC	THINKLOCAL	N/A	N/A
TMA709735	Canada	MonsterCommerce, LLC	MONSTERCOMMERCE	N/A	N/A
2,947,268	US	Network Solutions, LLC	MONSTERCOMMERCE	N/A	N/A

Schedule 7

COMMERCIAL TORT CLAIMS

None.